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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: August 7, 1997
----------------------------
(Date of earliest event reported)


                     GS Mortgage Securities Corporation II
            (Exact name of registrant as specified in its charter)

       Delaware                    33-99774-02                 22-3442024
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   (State or Other                 (Commission              (I.R.S. Employer
   Jurisdiction of                 File Number)             Identification No.)
   Incorporation



                     85 Broad Street, New York, N.Y. 10004
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000



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ITEM 5.     OTHER EVENTS.

                  Attached as an exhibit to this Amendment to the Registrant's Current Report on Form 8-K filed July 22, 1997 (the "Form 8-K") are (i) certain supplmental pages to the property appraisal related to (a) the Northpark Mall Appraisal, filed as Exhibit 99.16 to the Form 8-K, (b) the Esplanade Shopping Mall Appraisal, filed as Exhibit 99.30 to the Form 8-K, and (c) the Montehiedra Town Center Appraisal, filed as Exhibit 99.36 to the Form 8-K and (ii) a letter dated August 7, 1997 regarding certain deficiencies contained in the CD ROM attached to the Preliminary Prospectus Supplement, dated July 22, 1997.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement").

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Item 601(a) of Regulation
         S-K Exhibit No.            Description
      -------------------------     -----------

              99.1                  Supplemental Pages to the Northpark Mall
                                    Appraisal

              99.2                  Supplemental Pages to the Esplanade
                                    Shopping Mall Appraisal

              99.3                  Supplemental Pages to the Montehiedra Town
                                    Center Appraisal

              99.4                  Letter to Offerees


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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II


                                   By:  /s/ Sheridan Schechner
                                      -----------------------------------------
                                        Name:  Sheridan Schechner
                                        Title: Managing Director



Date:  August 7, 1997



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                                 Exhibit Index
                                 -------------


      Item 601(a) of Regulation
         S-K Exhibit No.            Description
      -------------------------     -----------

              99.1                  Supplemental Pages to the Northpark Mall
                                    Appraisal

              99.2                  Supplemental Pages to the Esplanade
                                    Shopping Mall Appraisal

              99.3                  Supplemental Pages to the Montehiedra
                                    Town Center Appraisal

              99.4                  Letter to Offerees